                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-89510




          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                      SUPPLEMENT DATED FEBRUARY 15, 1996
                                      TO
                  EQUI-VEST(REGISTERED TRADEMARK) PROSPECTUS
                              DATED MAY 1, 1995

This supplement modifies certain information in the prospectus dated May 1, 1995 (the "Prospectus") for EQUI-VEST, group and individual deferred variable annuity contracts offered by Equitable Life. Subject to the rules discussed below Equitable Life will offer its EQUI-VEST Series 200 TSA contracts modified with Rider 95MDHOSP (the "Modified TSA Contract"). This Supplement describes the material differences between the Modified TSA Contract and the EQUI-VEST Series 200 TSA contract described in the Prospectus. Capitalized terms in this Supplement have the same meaning as in the Prospectus.

The Modified TSA Contract may only be offered to employees (age 75 and below) of hospitals and other non-profit healthcare organizations doing business in Maryland. Other material differences between the Modified TSA Contract and the TSA provisions described in the EQUI-VEST Prospectus include the following:

   o CONTINGENT WITHDRAWAL CHARGE. The Contingent Withdrawal Charge schedule for the Modified TSA Contract is as follows:

 CONTINGENT WITHDRAWAL CHARGES
------------------------------
 Contract Year(s)      Charge
------------------  ----------
         1          6%
         2          5
         3          4
         4          3
         5          2
         6+         0

   This table replaces the table on page 50 of the Prospectus.


   o No contingent withdrawal charge will apply to funds transferred on or after 1/18/96 into the Modified TSA Contract from another tax sheltered annuity contract qualified under Section 403(b) of the Code and issued by an insurance company other than Equitable Life.


   o FREE WITHDRAWAL AMOUNT (FREE CORRIDOR). The free corridor amount is available immediately under the Modified TSA Contract.

   o LOANS. Loans will be available under the Modified TSA Contract when the TSA plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Only one outstanding loan will be permitted at any time. There is a minimum loan amount of $1,000 and a maximum loan amount which varies depending on the participant's Annuity Account Value but may never exceed $50,000. For more complete details and rules on Loans see "Loans" in Part 6 of the Prospectus and "Part 2: Loan Provisions" in the Statement of Additional Information.

      In addition, under the Modified TSA Contract we will determine the loan interest rate, unless the TSA's plan administrator chooses to do so. If we set the rate, it will be equal to the Prime Rate (the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks) as published in the Wall Street Journal on the first Monday of the last month of the calendar quarter prior to the effective date of the loan, plus one percentage point (1.00%).

   o ANNUAL ADMINISTRATIVE CHARGE. No annual administrative charge will be charged to participants in the Modified TSA Contract.